Exhibit 99.1

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of August 30, 2005 with reference to the Amended and Restated Credit Agreement dated as of October 8, 2004 (as such agreement may from time to time be extended, modified, renewed, restated, supplemented or amended, the “Credit Agreement”), among Herbst Gaming, Inc., a Nevada corporation (the “Borrower”), the lenders party thereto (collectively, the “Lenders”) and Bank of America, N.A. as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein are used with the meanings set forth for those terms in the Credit Agreement. The parties hereby agree with reference to the following facts:

A.            Borrower has requested that the Revolving Lenders reduce the interest rates for the Revolving Loans under the Credit Agreement as hereinafter set forth.

B.            The parties hereto are willing to amend the Credit Agreement on the terms and conditions set forth below.

NOW, THEREFORE, the Borrower, the Administrative Agent and the Revolving Lenders, hereby agree to amend the Credit Agreement as follows:

1.             Section 1.01 – Definition of Applicable Rate. Section 1.01 of the Credit Agreement is hereby amended so that the definition of “Applicable Rate” is amended and restated in its entirety to read as follows:

“Applicable Rate” means, with respect to the Revolving Loans, during each Pricing Period, the rates per annum set forth opposite the Total Debt to EBITDA Ratio in effect as of the Fiscal Quarter ending approximately two months prior to the first day of that Pricing Period, provided that (i) if the Borrower fails to deliver a Compliance Certificate in respect of any Fiscal Quarter prior to the first day of the related Pricing Period, then Pricing Level I shall apply as of the first Business Day of such Pricing Period until the date upon which the required Compliance Certificate is delivered, and (ii) in respect of each calendar quarter during which the arithmetic average of the Unused Revolver Availability for each date during such calendar quarter is less than one third of the Aggregate Revolving Commitments (as in effect from time to time during that calendar quarter), the commitment fee rates per annum set forth in the matrix below shall be reduced by 0.10% per annum:

Pricing Level	Total Debt to EBITDA Ratio	Base Rate +	Eurodollar Rate + Letters of Credit	Commitment Fee	Letter of Credit Risk Participation Fee
I	Equal to or greater than 4.50:1.00	1.125%	2.375%	0.400%	2.375%

II	Equal to or greater than 4.00:1.00 but less than 4.50:1.00	0.875%	2.125%	0.400%	2.125%

III	Equal to or greater than 3.50:1.00 but less than 4.00:1.00	0.500%	1.750%	0.350%	1.750%

IV	Equal to or greater than 3.00:1.00 but less than 3.50:1.00	0.125%	1.375%	0.300%	1.375%

V	Less than 3.00:1.00, but greater than or equal to 2.50:1.00	0	1.125%	0.250%	1.125%

VI	Less than 2.50:1.00	0	0.875%	0.250%	0.875%

With respect to the Term Loans, the Applicable Rate shall be as set forth in the Term Joinder Agreement.

2.             Representations and Warranties. Borrower represents and warrants to the Administrative Agent and the Revolving Lenders that:

(a)           Giving effect to the execution and delivery of this Amendment and to the consummation of the transaction contemplated hereby, no Default or Event of Default has occurred and remains continuing; and

(b)           Each of the representations and warranties set forth in Article 5 of the Credit Agreement are true and correct as of the date of this Amendment (other than those representations which relate solely to a prior date, each of which was true as of that date).

3.             Conditions; Effectiveness.  The effectiveness of this Amendment shall be subject to the conditions precedent that, on or before the effective date of this Amendment:

(a)          The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Revolving Lenders; and

(b)          The Administrative Agent shall have received a written consent hereto from the guarantors party to the Guaranties in the form of Exhibit “A” hereto.

4.             Effectiveness of the Credit Agreement.  Except as hereby expressly amended, the Credit Agreement remains in full force and effect, and is hereby ratified and confirmed in all respects.

5.             Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

“Borrower”

HERBST GAMING, INC.,
a Nevada corporation

By:	/s/ Edward Herbst
Name:	Edward Herbst
Title:	President

“Administrative Agent”

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/Chris M. Levine
Name:	Chris M. Levine
Title:	Assistant Vice President

“Revolving Lenders”

BANK OF AMERICA, N.A.,
as a Revolving Lender

By:	/s/ Peter J. Vitale
Name:	Peter J. Vitale
Title:	Senior Vice President

COMERICA WEST INCORPORATED,
as a Revolving Lender

By:	/s/ Bryan C. Camden
Name:	Bryan C. Camden
Title:	Corporate Banking Representative

NEVADA STATE BANK,
as a Revolving Lender

By:	/s/ Steven A. Strunk
Name:	Steven A. Strunk
Title:	Senior Vice President

LEHMAN COMMERCIAL PAPER INC.,
as a Revolving Lender

By:	/s/ Ritam Bhalla
Name:	Ritam Bhalla
Title:	Authorized Signatory

THE CIT GROUP/EQUIPMENT FINANCING, INC.,
as a Revolving Lender

By:	/s/ Katie J. Saunders
Name:	Katie J. Saunders
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Revolving Lender

By:	/s/ Lori Soren
Name:	Lori Soren
Title:	Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Revolving Lender

By:	/s/ Peitty Chou
Name:	Peitty Chou
Title:	Vice President

BANK OF SCOTLAND,
as a Revolving Lender

By:	/s/ Amena Nabi
Name:	Amena Nabi
Title:	Assistant Vice President

Exhibit A to Amendment

CONSENT OF GUARANTORS

This Consent of Guarantors is delivered with reference to the Amended and Restated Credit Agreement dated as of October 8, 2004 (as such agreement may from time to time be extended, modified, renewed, restated, supplemented or amended, the “Credit Agreement”), among Herbst Gaming, Inc., a Nevada corporation (the “Borrower”), the lenders from time to time party thereto (the “Lenders”) and Bank of America, N.A. as Administrative Agent (“Administrative Agent”). Capitalized terms used herein are used with the meanings set forth for those terms in the Credit Agreement.

Reference is hereby made to the various guaranties each dated as of June 10, 2004 made by Market Gaming, Inc., a Nevada corporation, Flamingo Paradise Gaming, LLC, a Nevada limited liability company, E-T-T, Inc., a Nevada corporation, E-T-T Enterprises L.L.C., a Nevada limited liability company, Cardivan Company, a Nevada corporation, Corral Coin, Inc., a Nevada corporation, Corral Country Coin, Inc., a Nevada corporation, HGI – St. Jo, a Nevada corporation, HGI – Lakeside, a Nevada corporation and HGI – Mark Twain, a Nevada (as amended, collectively, the “Guarantees” and each individually, a “Guarantee”). The undersigned consent to and approve the Borrower’s execution and delivery of the attached Amendment No. 1 to Amended and Restated Credit Agreement (the “Amendment”), (ii) agree that such Amendment does not and shall not limit or diminish in any manner the obligations of the undersigned under their respective Guarantee and that such obligations would not be limited or diminished in any manner even if the undersigned had not executed this Consent of Guarantors, (iii) reaffirm the Guarantees, and (iv) agree that the Guarantees remain in full force and effect and are hereby ratified and confirmed.

MARKET GAMING, INC.,
a Nevada corporation

By:	/s/ Edward Herbst
Name:	Edward Herbst
Title:	President

FLAMINGO PARADISE GAMING, LLC,
a Nevada limited liability company

By:	/s/ Edward Herbst
Name:	Edward Herbst
Title:	President

E-T-T, INC.,
a Nevada corporation

By:	/s/ Edward Herbst
Name:	Edward Herbst
Title:	President

E-T-T ENTERPRISES L.L.C.,
a Nevada limited liability company

By:	/s/ Edward Herbst
Name:	Edward Herbst
Title:	President

CARDIVAN COMPANY,
a Nevada corporation

By:	/s/ Edward Herbst
Name:	Edward Herbst
Title:	President

CORRAL COIN, INC.,
a Nevada corporation

By:	/s/ Edward Herbst
Name:	Edward Herbst
Title:	President

CORRAL COUNTRY COIN, INC.,
a Nevada corporation

By:	/s/ Edward Herbst
Name:	Edward Herbst
Title:	President

HGI – ST. JO,
a Nevada corporation

By:	/s/ Edward Herbst
Name:	Edward Herbst
Title:	President

HGI – LAKESIDE,
a Nevada corporation

By:	/s/ Edward Herbst
Name:	Edward Herbst
Title:	President

HGI – MARK TWAIN,
a Nevada corporation

By:	/s/ Edward Herbst
Name:	Edward Herbst
Title:	President